Exhibit 99.1

News Announcement

CONTACT:

William J. Clifford

Chief Financial Officer

610/401-2900

FOR IMMEDIATE RELEASE

GAMING AND LEISURE PROPERTIES, INC.
PRICES $2,050 MILLION OF SENIOR NOTES

Wyomissing, PA (October 23, 2013)    In connection with its planned spin-off from Penn National Gaming, Inc. (“Penn”), Gaming and Leisure Properties, Inc. (“GLPI”) announced today the pricing of $2,050 million aggregate principal amount of three series of new senior notes: $550 million of 4.375% Senior Notes due 2018 (the “2018 notes”); $1,000 million of 4.875% Senior Notes due 2020 (the “2020 notes”); and $500 million of 5.375% Senior Notes due 2023 (the “2023 notes,” and collectively with the 2018 notes and the 2020 notes, the “notes”). The notes will be issued in a private placement through GLPI’s wholly owned subsidiaries GLP Capital, L.P. and GLP Financing II, Inc.  The notes will be issued at par.  The notes will be senior unsecured obligations of the issuers and will be guaranteed by GLPI.

The 2018 notes and the 2023 notes are expected to close on or about October 30, 2013 and the 2020 notes are expected to close on or about October 31, 2013, in each case subject to customary closing conditions. GLPI intends to use proceeds of the offering of the 2018 notes and the 2023 notes, together with proceeds of certain other financings, to make a distribution to Penn in connection with the transfer of assets from Penn to GLPI in connection with the spin-off and to pay fees and expenses. GLPI intends to use proceeds of the offering of the 2020 notes to fund its future earnings and profits distribution, for working capital purposes and to partially repay amounts funded under the revolving portion of GLPI’s new credit facilities.

The offerings will be made only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended, and to persons outside the United States pursuant to Regulation S.  The notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About Gaming and Leisure Properties, Inc.

GLPI is a newly formed company that was incorporated in Pennsylvania on February 13, 2013 by Penn. Following the spin-off, GLPI intends to make an election on its federal income tax return for its taxable year beginning on January 1, 2014 to be treated as a real estate investment trust (“REIT”). After such election, GLPI will be a publicly-traded, self-administered, self-managed REIT primarily engaged in the property business, which will consist of owning, acquiring, developing, expanding, managing and leasing gaming and related facilities. GLPI expects to be the first gaming-focused REIT, and expects to grow its portfolio by pursuing opportunities to acquire additional gaming facilities to lease to gaming operators, which may include Penn. GLPI also anticipates diversifying its portfolio over time, including by acquiring properties outside the gaming industry to lease to third parties.

Forward-Looking Statements

This press release includes “forward-looking statements,” including statements about the offerings, including the closing of the offerings of the notes and the anticipated use of proceeds therefrom, and other transactions.  Forward-looking statements in this press release and in the public filings or other public statements of GLPI are subject to known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or other public statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. You should understand that the following important factors could affect future results and could cause actual results to differ materially from those expressed in such forward-looking statements: the future impact of the proposed transactions, including the spin-off of GLPI from Penn, GLPI’s ability to raise the capital necessary to finance the spin-off and related transactions, its ability to consummate the proposed transactions on the timeline and at the costs expected and to achieve the expected benefits thereof, its ability to successfully conduct our business following the consummation of the transactions and the diversion of management’s attention from our business; the effects of local and national economic, credit, capital market, housing, and energy conditions on the economy in general and on the gaming and lodging industries in particular; the ability and willingness of GLPI’s tenants, operators and other third parties to meet and/or perform their obligations under their respective contractual arrangements with GLPI, including, in some cases, their obligations to indemnify, defend and hold GLPI harmless from and against various claims, litigation and liabilities; the ability of GLPI’s tenants and operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; the ability of GLPI’s tenants and operators to comply with laws, rules and regulations in the operation of our properties, to deliver high quality services, to attract and retain qualified personnel and to attract customers; the ability and willingness of our tenants to renew their leases with GLPI upon expiration of the leases, GLPI’s ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event GLPI exercises its right to replace an existing tenant, and obligations, including indemnification obligations, it may incur in connection with the replacement of an existing tenant; the availability of and the ability to identify suitable and attractive acquisition and development opportunities to acquire and the ability to acquire and lease those properties on favorable terms; the willingness of gaming operators other than Penn to enter into leasing transactions or other arrangements with GLPI; the ability to diversify into different businesses in which Penn, as a practical matter, could not diversify, such as hotels, entertainment facilities and office space; the ability to receive, or delays in obtaining, the regulatory approvals required to own and/or operate its properties, or other delays or impediments to completing GLPI’s planned acquisitions or projects; the degree and nature of GLPI’s competition; the ability to generate sufficient cash flows to service GLPI’s outstanding indebtedness; the access to debt and equity capital markets; fluctuating interest rates; the availability of qualified personnel and GLPI’s ability to retain its key management personnel; the outcome of any legal proceedings to which GLPI is a party; the ability to qualify as a REIT or maintain our status as a REIT;  GLPI’s duty to indemnify Penn in certain circumstances if the spin-off fails to be tax-free; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; changes in accounting standards; the impact of weather events or conditions, natural disasters, acts of terrorism and other international hostilities, war or political instability; other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and other factors included in this press release. All subsequent written and oral forward looking statements attributable to GLPI or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements included in this press release. GLPI undertakes no obligation to publicly update or revise any forward looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this press release may not occur.